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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 14, 2008

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (02/08)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the terms of a Securities Purchase Agreement dated August 14, 2008 (the “Purchase Agreement”) by and between Arotech Corporation and certain institutional investors (the “Investors”), we issued and sold to the Investors (i) an aggregate of $5.0 million principal amount of senior subordinated notes (the “Notes”), and (ii) three-year warrants (“Warrants”) to purchase up to an aggregate of 558,036 shares of common stock (25% warrant coverage) at an exercise price of $2.24 per share.

The Notes have a final maturity date of August 15, 2011 and bear interest at a rate of 10% per annum payable quarterly in cash.  The Notes are convertible at the Investors’ option at a fixed conversion price of $2.24, a 29% premium to the closing price of the common stock on August 13, 2008.  Upon conversion of the Notes, the Investors also receive a make-whole premium equal to the interest that would have been earned through the maturity date on the amount converted, subject to a maximum of 21 months of interest.  We are obligated to repay the principal amount of the Notes in installments commencing in February 2009, with the principal amount being amortized in eleven payments payable at our option in cash and/or stock, provided certain conditions are met.  In the event we elect to make such payments in stock, the price used to determine the number of shares to be issued will be calculated using an 8% discount to the average trading price of our common stock during 17 of 20 consecutive trading days ending two days before the payment date.  The Notes can be redeemed at any time at our option upon payment of 115% of the remaining outstanding amount of the Notes.

We used a portion of the net proceeds from the sale of the Notes to make a loan of $2.5 million to DEI Services Corporation (“DEI”), a leader in operational and maintenance training and simulation systems for the U.S. military. Our loan to DEI bears interest at a rate of 10%, is due December 31, 2009, is secured by all of the stock of DEI held by DEI’s stockholders, and is convertible at maturity at our option into 12% of the stock of DEI.

The balance of the net proceeds of our sale of the Notes will be used for our working capital.

We are required to register the shares of common stock underlying the Notes and the Warrants with the Securities and Exchange Commission in a registration statement on Form S-3 to be filed no later than September 13, 2008, with such registration to be declared effective by the Securities and Exchange Commission no later than November 12, 2008 (or, under certain circumstances, December 12, 2008).  In the event we fail to meet our obligations under the registration rights agreement, we will be subject to customary penalties.

All of the Investors represented that they were “accredited investors,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the sale of the Notes and Warrants was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act.

We did not use any form of advertising or general solicitation in connection with the sale of the Notes and the Warrants. The Notes, the Warrants, and the shares of our common stock underlying the Notes and the Warrants will be non-transferable in the absence of an effective registration statement under the Securities Act, or an available exemption therefrom, and all certificates will be imprinted with a restrictive legend to that effect.

The foregoing description of the Purchase Agreement and the other instruments and agreements attached as exhibits thereto and certain other agreements executed in connection therewith is qualified in its entirety by reference to the agreements and instruments themselves. Copies of the Purchase Agreement (including the forms of instruments and agreements attached as exhibits thereto) and certain other agreements executed in connection therewith are attached to this report as Exhibits 4.1 through 4.6 hereto, and are incorporated herein by reference.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute  forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, such as our ability to achieve or maintain net profitability. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although our management believes that the expectations reflected in such statements are reasonable, readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties that may cause actual results to vary materially. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; dilution resulting from issuances of our common stock upon conversion or payment of our outstanding convertible debt, which would be increasingly dilutive if and to the extent that the market price of our stock decreases; and other risk factors detailed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as amended, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See description of transaction under Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

See description of transaction under Item 1.01.

Item 9.01	Financial Statements and Exhibits.

As described above, the following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Securities Purchase Agreement dated August 14, 2008 between the Company and the Investors
4.2	Form of Senior Subordinated Note due August 15, 2011
4.3	Form of Warrant
4.4	Registration Rights Agreement dated August 14, 2008 between the Company and the Investors
4.5	Convertible Note of DEI Services Corporation due December 31, 2009
4.6	Limited Guaranty, Pledge and Voting Agreement from the stockholders of DEI Services Corporation dated August 14, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008	AROTECH CORPORATION
(Registrant)

/s/ Robert S. Ehrlich
Name: Robert S. Ehrlich
Title: Chairman and CEO

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